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                                                                   EXHIBIT 10.36

- --------------------------------------------------------------------------------
                                 FIRST AMENDMENT
                          TO REVOLVING CREDIT AGREEMENT
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         First Amendment dated as of June 27, 1996 to Revolving Credit Agreement
(the "First Amendment"), by and among WESTERN DIGITAL CORPORATION, a Delaware corporation (the "Borrower"), and NATIONSBANK OF TEXAS, N.A., THE FIRST NATIONAL BANK OF BOSTON and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Revolving Credit Agreement dated as of April 24, 1996 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks, NationsBank of Texas, N.A. as syndication agent for the Banks (the "Syndication Agent") and The First National Bank of Boston as administrative agent (the "Agent", and, collectively with the Syndication Agent, the "Bank Agents") for the Banks. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrower and the Majority Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this First Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Eligible Assignee" in its entirety and restating it as follows:

                  Eligible Assignee. Any of (a) a commercial bank or finance company organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; (e) Mitsubishi Trust & Banking Corporation (U.S.A.) and (f) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Agent, such approval not to be unreasonably withheld.
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                                      -2-


         SECTION 2. AMENDMENT TO SECTION 8 OF THE CREDIT AGREEMENT. Section 8.4 of the Credit Agreement is hereby amended as follows:

         (a) Section 8.4(a) of the Credit Agreement is hereby amended by deleting the words "ninety (90) days" which appear in Section 8.4(a) and substituting in place thereof the words "one hundred (100) days";

         (b) Section 8.4(b) of the Credit Agreement is hereby amended by deleting the words "forty-five (45) days" which appear in Section 8.4(b) and substituting in place thereof the words "fifty (50) days"; and

         (c) Section 8.4(c) of the Credit Agreement is hereby amended by inserting immediately after the words "certified by the principal financial or accounting officer" the words "or the treasurer".

         SECTION 3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall not become effective until the Agent receives a counterpart of this First Amendment executed by the Borrower, the Majority Banks and the Guarantors.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 7 of the Credit Agreement (except to the extent of changes resulting from matters contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this First Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate action on the part of the Borrower.

         SECTION 5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SECTION 6. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Bank Agents or the Banks consequent thereon.

         SECTION 7. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SECTION 8. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).
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                                      -3-


         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a document under seal as of the date first above written.

                                       WESTERN DIGITAL CORPORATION



                                       By:  /s/ J. R. Eckstardt
                                          --------------------------------------
                                       Title:  Vice President and Treasurer


                                       NATIONSBANK OF TEXAS, N.A.



                                       By:  /s/ Lori Stone
                                          --------------------------------------
                                       Title:  Vice President


                                       THE FIRST NATIONAL BANK OF BOSTON



                                       By:  /s/ Jay L. Massino
                                          --------------------------------------
                                       Title:  Vice President


                                       UNION BANK OF CALIFORNIA, N.A.



                                       By:  /s/ Scott Lance
                                          --------------------------------------
                                       Title:  Vice President


                                       BANQUE NATIONALE DE PARIS



                                       By:  /s/ [Signature]
                                          --------------------------------------
                                       Title:  Senior vice President & Manager

                                       By:  /s/ [Signature]
                                          --------------------------------------
                                       Title:  Vice President


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                                      -4-


                                       THE BANK OF NOVA SCOTIA



                                       By:  /s/ [Signature]
                                          --------------------------------------
                                       Title:  Relationship Manager


                                       FLEET NATIONAL BANK



                                       By:  /s/ [Signature]
                                          --------------------------------------
                                       Title:  V.P.


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                            RATIFICATION OF GUARANTY

         Each of the undersigned guarantors hereby acknowledges and consents to the foregoing First Amendment as of June 27, 1996, and agrees that the Guaranty dated as of April 24, 1996 from each of Selanar Corporation, Western Digital Capital Corporation, Western Digital Europe, Western Digital Pacific Corporation and Western Digital Rochester, Inc. (collectively, the "Guarantors") in favor of the Agent, the Syndication Agent and each of the Banks, and all other Loan Documents to which each of the Guarantors are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.

                                       SELANAR CORPORATION


                                       By:  /s/ [Signature]
                                          --------------------------------------
                                       Title:           President


                                       WESTERN DIGITAL CAPITAL CORPORATION



                                       By:  /s/ [Signature]
                                          --------------------------------------
                                       Title:           Secretary


                                       WESTERN DIGITAL EUROPE



                                       By:  /s/ [Signature]
                                          --------------------------------------
                                       Title:           President


                                       WESTERN DIGITAL PACIFIC CORPORATION



                                       By:  /s/ [Signature]
                                          --------------------------------------
                                       Title:         Vice President


                                       WESTERN DIGITAL ROCHESTER, INC.



                                       By:  /s/ [Signature]
                                          --------------------------------------
                                       Title:        Vice President &
                                                  Chief Financial Officer